                                     [LOGO]














                              BOSTON BALANCED FUND












                                                              SEMI-ANNUAL REPORT

                                                              September 30, 2001

[LOGO]


                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2001
--------------------------------------------------------------------------------

Boston Balanced Fund
         Market and Performance Review....................................    1
         Investment Performance...........................................    4
         Schedule of Portfolio Investments................................    5
         Financial Statements.............................................    7
         Financial Highlights.............................................    9

Notes to Financial Statements.............................................   10



















--------------------------------------------------------------------------------

[LOGO]

Market and Performance                                     BOSTON BALANCED FUND
Review                                  Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

Over the years, we have found Labor Day weekend to be an important time to assess the equilibrium between the economy and financial markets. By Labor Day, sufficient economic evidence usually exists to determine whether the typical Wall Street optimism about a year-end business upturn is likely to materialize. This year, the economic evidence came early. Through the summer, virtually all economic reports suggested an increasing probability of a recession, with the sharp decline in business capital investment for technology products and services leading the way downward. The stock market reacted quickly to the mounting recessionary news. From August 14 through September 7, 2001, the Standard & Poor's 500 Stock Index(1) (the "S&P 500") fell by over 8%.

Then came the terrorist attacks on September 11. We extend our deepest sympathies to all those directly affected. Sadly, terrorism is not a new activity. Viewed from an economic perspective, the severity of the acts, the fact that they occurred within our borders, and the realization that preventing future terrorist attacks cannot be assured are the reasons we experienced sudden, widespread changes in social and consumer behavior. Most obvious is the sharp drops in travel-related activities. Consumer expenditures on a broad range of goods and services have fallen as well. We feel that when added to an already weakened level of business activity that prevailed before the attacks, the lower spending patterns eliminated any chance that our economy could avoid a recession. In the economic outlook segment that follows, we outline our thoughts on the factors that could influence the business environment in the months ahead.

Boston Balanced Fund withstood the poor trend in overall stock prices--both before and after September 11--fairly well. Among the factors that supported performance was the lower allocation to stocks of just over 50% that we assumed as the economic news deteriorated through July and August. The high quality of most of the individual securities also aided results.(+) For the quarter, unit value fell by 3.20%, which brought the decline for the six months as of September 30, 2001, to 1.21%. While losing money is seldom satisfying, the comparatively modest decline has allowed the Fund to retain a positive 5-year return. Indeed, we are particularly pleased that, for the past 5 years, the Boston Balanced Fund has increased by 9.65% per annum, which ranks in the top quarter of balanced funds tracked by Morningstar.(2)

(For a complete performance history and benchmark comparisons, please refer to page 4.)

LOOKING AHEAD

Understandably, the events of September 11 have dominated everyone's collective emotions and concerns in recent weeks. Yet, in assessing the economic outlook, we must remember that business trends in the United States were weak well before the terrorist attacks. European and Asian economies had also weakened through the year. The American consumer has been the most important contributor to the modest growth in the Gross Domestic Product (the "GDP") posted over the past five calendar quarters. To counter the weakening economic trend, the Federal Reserve (the "Fed") began a series of interest rate cuts this past January. In the spring, fiscal stimulus was added with the passage of the Bush tax cut. Although we remained cautious, through the first half of 2001 we shared the view held by many economists that the combination of monetary and fiscal stimulus might be sufficient to allow the economy to muddle through and avoid a



-------------------------------------------------------------------------------
(+)  Portfolio composition is subject to change.

(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. It does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) The Boston Balanced Fund ranked among the top 29% and 18% in the Morningstar Domestic Hybrid category. The Fund was ranked 215 out of 757 and 77 out of 438 funds for the one- and five-year periods ended September 30, 2001 in the category of Domestic Hybrid Funds, respectively, as tracked by Morningstar. Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The overall rating is a weighted average of the 3-,5- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars; 22.5% receive 4 stars; 35% receive 3 stars; 22.5% receive 2 stars; and 10% receive 1 star.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Market and Performance                                     BOSTON BALANCED FUND
Review (cont.)                          Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

recession. As statistics were released over the summer, most hopes for an end-of-year economic rebound faded. Not only did spending in the technology sector fall more than anticipated, but there was visible weakness in several consumer segments, including housing and retail sales. We feel the events of September 11 only accentuated an already slumping economy.

We view the economic policy response since September 11 by both the Fed and the Federal Government as appropriate and constructive. On the monetary side, the Fed cut interest rates twice, each time by one-half percentage point. We now have the lowest short-term interest rates in 40 years. In Washington, there is broad bi-partisan support for more spending and another series of tax cuts. There is also no doubt in our mind that the Fed, the Administration and Congress will continue to provide further economic stimulus if necessary. The uncertainty lies in the actual reaction of the consumer to the spending distortions caused by the attacks on America, and whatever may lie ahead, including the American military response and any potential future terrorist activity. We believe the aggregate result of the events will serve to stimulate, not stifle, economic activity. We feel the changes in security precautions will create jobs, and whatever consumers do not spend on travel will eventually be spent on other products and services. However, the necessary transition period to the new social norm increases the already high level of uncertainty that accompanies the initial stages of this and prior economic downturns, and could damage many established businesses.

How much damage depends on actual future events, which at this time are not possible to predict with accuracy. In our opinion, the elimination of essential terrorist groups, accompanied by the widespread belief that we will be able to control new terrorist activity, is the most optimistic political backdrop we can envision. In contrast, a series of new acts of terrorism are the most damaging. We also feel a scenario in between these two extremes seems entirely plausible.

We have full confidence in America's ultimate ability to protect its interests and society. Nevertheless, this unusual range of near-term economic/political uncertainty makes business forecasting an even more speculative exercise. Our strategic preference during these nebulous times is to maintain a conservative yet diversified investment position. We feel an aggressive stance runs greater risk of negative disappointments, while being too cautious exposes the portfolio to significant opportunity loss if economic and political events unfold favorably. We anticipate there should be many opportunities in the future to invest with greater conviction, or within a better risk/reward balance.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We use three primary components in applying our investment strategy conclusions--asset allocation, portfolio composition, and individual security selection. To follow is a brief summary of our current thoughts on each.

ASSET ALLOCATION: We have noted in the past that our usual preference for caution led us to await actual evidence of economic improvement before increasing the Fund's allocation to stocks. For a sustainable recovery in stock prices to materialize, we were of the opinion that a rebound in corporate profits was essential. We also thought the summer months would provide critical information about the effectiveness of prior interest rate cuts as well as the recently enacted Bush tax initiative. Our caution proved advantageous given the continued weak economic statistics reported through July and August, and of course the events in September. We have the same overall strategy at this time. We believe there will be many opportunities to purchase additional stocks once a favorable economic trend is evident. Prices may very well be higher then; however, we feel the investment risk will be less. A close look at the statistical performance summary at the beginning of this report clearly demonstrates that risk avoidance has not hurt performance over the short, medium or long term. Over the past five years, the Boston Balanced Fund has outperformed the average balanced fund in its peer group by over 2 percent, as reported by Lipper Analytical Services.(3) Moreover, the return was comparable to that of the S&P 500 Stock Index, for the same period, even though the Fund has assumed much less risk. Unless stock valuations drop to levels where the risk/reward opportunities are extraordinary, we expect to retain stock exposure in the Fund in the range of 50% to 60% until the actual economic trend improves.(+)

PORTFOLIO COMPOSITION: The economic sector and industry emphasis, company size, financial stability, geographic diversity, and relative stock valuation are each elements of portfolio composition. Although we always include, and periodically tilt the portfolio toward, smaller, more cyclical or aggressive securities, the preponderance of the investments in the Fund are usually in well-established companies with proven business structures and profitability. We feel these types of stocks tend to perform comparatively well during poor market periods. This past quarter was no exception. As with asset allocation, we do not expect to complete substantive changes toward aggressive sectors and


--------------------------------------------------------------------------------

(3) The Boston Balanced Fund ranked 97 out of 461 and 48 out of 273 for the one-year and five-year periods, respectively, for the Balanced Funds category, as reported by Lipper Analytical Services, Inc. Lipper is an independent organization that compiles performance data on investment companies. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. (For a complete performance history on the Fund and benchmark comparisons, please refer to page 4.)

Market and Performance                                     BOSTON BALANCED FUND
Review (cont.)                          Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

companies until the economic background improves. At the period end, health care, consumer cyclicals and finance were the economic sectors with the largest equity allocations in the Fund. We held comparatively few investments in travel-related industries, including airlines, lodging, restaurants and leisure activities. We would only venture into those sectors if values become truly compelling.

SECURITY SELECTION: As it did from the first to the second quarter, investor preference within the stock market changed again during the third quarter. More defensive equity investments, particularly those of pharmaceutical and consumer product companies, were among the best performing issues over the past three months. Conversely, weak economic news and disappointing earnings reports led to sharp declines among technology stocks, and those of other industrial manufacturing companies, and speculative securities across all industries. These general price trends allowed the equity segment in the Fund to decline much less than the S&P 500. The largest individual stock holdings continue to be well-established, profitable, defensive issues such as Fannie Mae Corp. (2.07% of net assets), Exxon Mobil Corp. (2.04%), Johnson & Johnson, Inc. (1.91%), Wilmington Trust Corp. (1.91%) and Medtronic, Inc. (1.88%). In recent weeks, we have also begun to assess stocks of fundamentally sound companies, which have become severely depressed following the terrorist attacks. When the environment stabilizes, we expect to purchase a few issues with these characteristics in order to position the fund to participate more fully whenever a stock market recovery develops.(+)

We would like to take this opportunity to thank you for your continued confidence in Boston Trust Investment Management, Inc.; we look forward to providing you with superior investment management services in the months and years to come. Please feel free to contact us at (617) 726-7250 should you have any questions about our investment views or your account.

/s/ DOMENIC COLASACCO
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.







--------------------------------------------------------------------------------
(+)  Portfolio composition is subject to change.

                                                           BOSTON BALANCED FUND
Investment Performance                                       September 30, 2001
--------------------------------------------------------------------------------

Fund Net Asset Value: $24.47                                                      Average Annual Total Return
                                                                                   as of September 30, 2001
                                                                           -----------------------------------------
                                                        Quarter      Six                            Since Inception
                                                        to Date     Months   1 Year      5 Years    December 1, 1995
                                                        -------     ------   ------      -------    ----------------
BOSTON BALANCED FUND*............................       -3.20%      -1.21%    -5.20%      9.65%         9.79%
Lipper Balanced Funds Average(1).................       -8.05%      -4.90%   -11.71%      7.40%         7.84%
Standard & Poor's 500 Stock Index(1).............      -14.67%      -9.68%   -26.61%     10.23%        11.45%
Lehman Brothers Gov't./Credit Bond Index(1)......        4.76%       5.08%    13.17%      8.00%         7.06%
90-Day U.S. Treasury Bills(1)....................        0.79%       1.71%     4.50%      5.00%         5.17%

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
(1) Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index are unmanaged and generally representative of the U.S stock market, U.S. Treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.











--------------------------------------------------------------------------------

                                                           BOSTON BALANCED FUND
Schedule of Portfolio Investments                September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - 49.9%

Security Description                                    Shares       Value ($)
--------------------                                    ------      -----------

BASIC MATERIALS - 1.9%
Avery Dennison Corp..............................       15,000          709,650
Donaldson Co., Inc...............................       40,000        1,152,800
RPM, Inc.........................................       35,000          330,750
                                                                    -----------
                                                                      2,193,200
                                                                    -----------

CAPITAL GOODS - 1.6%
Dover Corp. .....................................       10,000          301,100
Illinois Tool Works..............................       25,000        1,352,750
Precision Castparts Corp. .......................       10,000          222,000
                                                                    -----------
                                                                      1,875,850
                                                                    -----------

COMMUNICATION SERVICES - 2.5%
Alltel Corp. ....................................        7,500          434,625
Bellsouth Corp. .................................       20,000          831,000
CenturyTel, Inc. ................................       15,000          502,500
Interpublic Group Cos., Inc. ....................       10,000          204,000
SBC Communications, Inc. ........................       20,000          942,400
                                                                    -----------
                                                                      2,914,525
                                                                    -----------

CONSUMER CYCLICALS - 7.1%
BJ's Wholesale Club, Inc. (b)....................       20,000          952,200
Costco Wholesale Corp. (b).......................       50,000        1,778,000
Emerson Electric Co. ............................       25,000        1,176,500
Ford Motor Co. ..................................       25,000          433,750
Gannett Co., Inc. ...............................        7,500          450,825
Johnson Controls, Inc. ..........................       25,000        1,631,000
Leggett & Platt, Inc. ...........................       50,000          975,000
McClatchy Co. ...................................       20,000          840,000
                                                                    -----------
                                                                      8,237,275
                                                                    -----------

CONSUMER PRODUCTS - 1.8%
Anheuser-Busch Cos., Inc. .......................       50,000        2,094,000
                                                                    -----------

CONSUMER STAPLES - 4.1%
Albertson's, Inc. ...............................       40,000        1,275,200
Clorox Co. ......................................       15,000          555,000
CVS Corp. .......................................       10,000          332,000
Gillette Co. ....................................       10,000          298,000
Procter & Gamble Co. ............................       10,000          727,900
Sysco Corp. .....................................       60,000        1,532,400
                                                                    -----------
                                                                      4,720,500
                                                                    -----------

ENERGY - 2.5%
BP Amoco PLC, ADR................................       10,000          491,700
Exxon Mobil Corp. ...............................       60,000        2,364,000
                                                                    -----------
                                                                      2,855,700
                                                                    -----------
FINANCIAL SERVICES - 10.7%
Bank of America Corp. ...........................       25,000        1,460,000
Chubb Corp. .....................................        7,500          535,575
Cincinnati Financial Corp. ......................       25,000        1,040,500
Fannie Mae.......................................       30,000        2,401,800
Fleet Boston Financial Corp. ....................       50,000        1,837,500
Morgan Stanley Dean Witter & Co. ................       25,000        1,158,750
New Wachovia Corp. - Rights......................        5,000            2,400
T. Rowe Price Group, Inc. .......................       50,000        1,465,000


                                                       Shares or
                                                       Principal
Security Description                                   Amount ($)    Value ($)
--------------------                                   ---------    -----------

Wachovia Corp....................................       10,000          310,000
Wilmington Trust Corp. ..........................       40,000        2,208,000
                                                                    -----------
                                                                     12,419,525
                                                                    -----------

HEALTH CARE - 11.0%
Biomet, Inc......................................       22,500          658,125
Dentsply International, Inc. ....................       20,000          918,800
Johnson & Johnson, Inc. .........................       40,000        2,216,000
Medtronic, Inc. .................................       50,000        2,175,000
Merck & Co., Inc. ...............................       30,000        1,998,000
Pfizer, Inc. ....................................       50,000        2,005,000
Saint Jude Medical, Inc. (b) ....................       12,500          855,625
Schering-Plough Corp. ...........................       50,000        1,855,000
                                                                    -----------
                                                                     12,681,550
                                                                    -----------
PRODUCER PRODUCTS - 1.5%
Carlisle Cos., Inc. .............................       30,000          840,900
General Electric Co. ............................       10,000          372,000
Teleflex, Inc. ..................................       15,000          560,850
                                                                    -----------
                                                                      1,773,750
                                                                    -----------

TECHNOLOGY - 4.7%
Applied Materials, Inc. (b) .....................       30,000          853,200
Automatic Data Processing .......................       20,000          940,800
EMC Corp. (b) ...................................       15,000          176,250
Hewlett-Packard Co. .............................        5,000           80,500
International Business Machines Corp. ...........       15,000        1,384,500
Intel Corp. .....................................       35,000          715,400
Microsoft Corp. (b) .............................       20,000        1,023,400
Texas Instruments, Inc. .........................       10,000          249,800
                                                                    -----------
                                                                      5,423,850
                                                                    -----------

TRANSPORTATION - 0.5%
FedEx Corp. (b) .................................        7,500          275,625
United Parcel Service, Inc. - Class B............        5,000          259,900
                                                                    -----------
                                                                        535,525
                                                                    -----------
TOTAL COMMON STOCKS..............................                    57,725,250
                                                                    -----------

CORPORATE OBLIGATIONS - 11.9%
BASIC MATERIALS - 0.3%
Weyerhaeuser Co., 7.25%, 7/1/13..................       300,000         314,905
                                                                    -----------

CONSUMER CYCLICALS - 2.3%
Eaton Corp., 8.90%, 8/15/06......................       500,000         571,793
Honeywell, Inc., 7.00%, 3/15/07..................       500,000         534,401
Leggett & Platt, Inc., 7.19%, 4/24/02 (c)........     1,000,000       1,024,515
Leggett & Platt, Inc., 6.25%, 9/9/08 (c).........       500,000         518,585
                                                                    -----------
                                                                      2,649,294
                                                                    -----------

CONSUMER STAPLES - 2.1%
Albertson's, Inc., 6.66%, 7/21/08................     1,000,000       1,043,281
Procter & Gamble Co., 5.25%, 9/15/03.............     1,000,000       1,032,393
Sysco Corp., 6.50%, 6/15/05......................       375,000         397,725
                                                                    -----------
                                                                      2,473,399
                                                                    -----------



                                   Continued
--------------------------------------------------------------------------------

                                                           BOSTON BALANCED FUND
Schedule of Portfolio Investments                September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS  - 11.9% (CONTINUED)
                                                      Shares or
                                                      Principal
Security Description                                  Amount ($)     Value ($)
--------------------                                  ----------     ---------

ENERGY - 0.3%
Atlantic Richfield Co., 8.50%, 4/1/12............       300,000         357,233
                                                                    -----------

FINANCIAL SERVICES - 6.0%
Ford Credit Co., 7.75%, 11/15/02.................       425,000         444,076
Ford Credit Co., 6.63%, 6/30/03..................       300,000         311,294
Ford Credit Co., 7.20%, 6/15/07..................     1,000,000       1,043,122
General Electric Capital Corp., 7.38%, 9/15/04...     1,000,000       1,095,669
General Electric Capital Corp., 8.30%, 9/20/09...     1,000,000       1,169,858
General Motors Acceptance Corp., 9.63%, 12/15/01.       825,000         835,336
General Motors Acceptance Corp., 8.50%, 1/1/03...       300,000         317,814
Marsh & McLennan Cos., 6.63%, 6/15/04............     1,300,000       1,380,687
UnumProvident Corp., 5.88%, 10/15/03.............       400,000         408,364
                                                                    -----------
                                                                      7,006,220
                                                                    -----------
HEALTH CARE - 0.9%
American Home Products Corp., 7.90%, 2/15/05.....       925,000       1,021,266
                                                                    -----------

TOTAL CORPORATE OBLIGATIONS                                          13,822,317
                                                                    -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  - 29.9%
FEDERAL FARM CREDIT BANK - 9.3%
5.39%, 9/15/04...................................     2,000,000       2,089,350
6.80%, 10/12/07..................................     3,000,000       3,343,896
6.30%, 12/20/10..................................     5,000,000       5,392,700
                                                                    -----------
                                                                     10,825,946
                                                                    -----------

FEDERAL HOME LOAN BANK - 9.5%
5.29%, 2/11/04...................................     2,000,000       2,087,828
7.02%, 9/25/06...................................     1,500,000       1,678,407
5.04%, 10/14/08..................................       500,000         502,833
6.88%, 8/13/10...................................     3,000,000       3,362,922
7.00%, 8/15/14...................................     3,000,000       3,401,415
                                                                    -----------
                                                                     11,033,405
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.0%
7.25%, 1/15/10...................................     2,000,000       2,294,114
                                                                    -----------

U.S. TREASURY INFLATION PROTECTED BONDS - 9.1%
3.50%, 1/15/11...................................    10,197,917      10,491,117
                                                                    -----------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                   34,644,582
                                                                    -----------

INVESTMENT COMPANIES  - 7.9%
Kent Government Money Market Fund................     5,528,585       5,528,585
Kent Money Market Fund...........................     3,676,994       3,676,994
                                                                    -----------
TOTAL INVESTMENT COMPANIES                                            9,205,579
                                                                    -----------

TOTAL INVESTMENTS
(COST $100,969,346) (a) - 99.6%..................                   115,397,728
                                                                   ============

-------------
Percentages indicated are based on net assets of $115,863,702.

(a) Cost differs from market value by net unrealized appreciation of securities as follows:


         Unrealized appreciation            $19,185,837
         Unrealized depreciation             (4,757,455)
                                            -----------
         Net unrealized appreciation        $14,428,382
                                            ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt







                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)

Assets:
Investments, at value (cost $100,969,346 ).............            $115,397,728
Interest and dividends receivable......................                 678,168
Receivable from investments sold.......................                 105,390
Prepaid expenses.......................................                  21,330
                                                                   ------------
         TOTAL ASSETS                                               116,202,616

LIABILITIES:
Payable for investments purchased......................  $213,514
Accrued expenses and other liabilities:
    Investment adviser.................................    64,141
    Administration.....................................     1,854
    Other..............................................    59,405
                                                         --------
         TOTAL LIABILITIES.............................                 338,914
                                                                   ------------

NET ASSETS.............................................            $115,863,702
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital................................................             $98,617,577
Accumulated net investment income......................               2,125,951
Accumulated net realized gains from
    investment transactions............................                 691,792
Unrealized appreciation from investments...............              14,428,382
                                                                   ------------
NET ASSETS.............................................            $115,863,702
                                                                   ============
Shares outstanding (par value $0.001, unlimited
    number of shares authorized).......................               4,734,765
                                                                   ============
Net Asset Value, Offering Price and Redemption
    Price per share....................................                  $24.47
                                                                   ============
STATEMENT OF OPERATIONS
For the six months ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest...............................................              $1,389,337
Dividend...............................................                 602,287
                                                                   ------------
         TOTAL INVESTMENT INCOME.......................               1,991,624

EXPENSES:
    Investment adviser................................   $444,567
    Accounting........................................      4,388
    Administration....................................    118,553
    Custodian.........................................     10,510
    Transfer agency...................................      8,614
    Other.............................................     71,382
                                                         --------
         Total expenses before fee reductions.........                  658,014
         Fees reduced by the Adminstrator.............                  (29,639)
         Fees reduced by the Investment adviser.......                  (35,618)
                                                                   ------------
         NET EXPENSES.................................                  592,757
                                                                   ------------

NET INVESTMENT INCOME.................................                1,398,867
                                                                   ------------

NET REALIZED/UNREALIZED LOSSES
FROM INVESTMENTS:
Net realized losses from investment transactions......                 (482,744)
Change in unrealized appreciation/depreciation
    from investments..................................               (2,262,556)
                                                                   ------------
Net realized/unrealized losses from investments.......               (2,745,300)
                                                                   ------------
Change in net assets from operations..................              ($1,346,433)
                                                                   ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

Financial Statements                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the six months ended
                                                                         September 30, 2001       For the year ended
                                                                             (Unaudited)            March 31, 2001
                                                                            ------------           -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income .........................................          $   1,398,867           $   2,543,849
   Net realized gains (losses) from investment transactions ......               (482,744)              4,253,246
   Change in unrealized appreciation/depreciation from investments             (2,262,556)            (12,957,073)
                                                                            -------------           -------------
CHANGE IN NET ASSETS FROM OPERATIONS .............................             (1,346,433)             (6,159,978)
                                                                            -------------           -------------

DIVIDENDS:
   Net investment income .........................................                     --              (2,495,169)
   Net realized gains from investment transactions ...............                     --              (9,552,852)
                                                                            -------------           -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..................                     --             (12,048,021)
                                                                            -------------           -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...................................              5,688,915               5,565,273
   Dividends reinvested ..........................................                     --              12,023,361
   Cost of shares redeemed .......................................             (5,106,099)            (19,239,049)
                                                                            -------------           -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............                582,816              (1,650,415)
                                                                            -------------           -------------
CHANGE IN NET ASSETS .............................................               (763,617)            (19,858,414)

NET ASSETS:
   Beginning of period ...........................................            116,627,319             136,485,733
                                                                            -------------           -------------
   End of period .................................................          $ 115,863,702           $ 116,627,319
                                                                            =============           =============

SHARE TRANSACTIONS:
   Issued ........................................................                232,470                 213,727
   Reinvested ....................................................                     --                 463,864
   Redeemed ......................................................               (206,750)               (693,028)
                                                                            -------------           -------------
CHANGE IN SHARES .................................................                 25,720                 (15,437)
                                                                            =============           =============

                   See Notes to Financial Statements

--------------------------------------------------------------------------------

Financial Statements                                        BOSTON BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                          For the six                                                                   December 1,
                                          months ended     For the   For the period                                      1995(a)
                                          September 30,   year ended  July 1, 1999      For the years ended June 30,     through
                                              2001         March 31,   to March 31,    -----------------------------     June 30,
                                           (Unaudited)       2001        2000(b)         1999      1998(c)   1997(c)     1996(c)
                                           -----------       ----        -------         ----      -------   -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ...... $  24.77       $  28.89     $  30.22       $  29.21   $  23.70   $ 19.31     $ 18.41
                                            --------       --------     --------       --------   --------   -------     -------

INVESTMENT ACTIVITIES:
  Net investment income ...................     0.30           0.59         0.40           0.52       0.46      0.47        0.25
  Net realized and unrealized gains
    (losses) from investments .............    (0.60)         (1.91)       (0.43)          2.07       5.94      4.36        0.69
                                            --------       --------     --------       --------   --------   -------     -------
  Total from investment activities ........    (0.30)         (1.32)       (0.03)          2.59       6.40      4.83        0.94
                                            --------       --------     --------       --------   --------   -------     -------

DIVIDENDS:
  Net investment income ...................       --          (0.58)       (0.54)         (0.49)     (0.45)    (0.44)      (0.04)
  Net realized gains from investments .....       --          (2.22)       (0.76)         (1.09)     (0.44)       --          --
                                            --------       --------     --------       --------   --------   -------     -------
  Total dividends .........................       --          (2.80)       (1.30)         (1.58)     (0.89)    (0.44)      (0.04)
                                            --------       --------     --------       --------   --------   -------     -------

NET ASSET VALUE, END OF PERIOD ............ $  24.47       $  24.77     $  28.89       $  30.22   $  29.21   $ 23.70     $ 19.31
                                            ========       ========     ========       ========   ========   =======     =======

TOTAL RETURN ..............................    (1.21%)(d)     (5.00%)      (0.63%)(d)      9.34%     27.55%    25.40%       5.14%(d)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's) ..... $115,864       $116,627     $136,486       $147,020   $121,941   $82,033     $61,771
  Ratio of expenses to average net assets .     1.00%(e)       1.00%        1.00%(e)       0.95%      1.00%     1.00%       1.00%(e)
  Ratio of net investment income to
     average net assets ...................     2.36%(e)       2.01%        1.75%(e)       1.87%      1.85%     2.25%       2.43%(e)
  Ratio of expenses to average net assets .     1.11%(e)(f)    1.10%(f)     1.09%(e)(f)    0.95%      1.00%     1.02%(f)    1.00%(e)
  Portfolio turnover ......................    15.65%         20.17%       28.72%         23.61%     22.71%    30.78%      17.69%



--------------------------------------------------------------------------------
(a) Commencement of operations.
(b) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(c) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(d) Not annualized.
(e) Annualized.
(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
Notes to Financial Statements                     September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of a discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Fund. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, The United States Trust Company of Boston ("USTCB"), the previous investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

                                   Continued

--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
Notes to Financial Statements                     September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. For the six months ended September 30, 2001 the administrator has agreed to voluntarily waive a portion of its fees.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

     USTCB acts as the Fund's custodian and transfer agent. Under the custody agreement, USTCB receives an annual fee computed daily and paid monthly based on the average daily net assets. USTCB receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. As of September 30, 2001 the Investment Adviser may recoup $131,433 from the Boston Balanced Fund.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the six months ended September 30, 2001, were $17,789,302 and $20,530,125, respectively.


--------------------------------------------------------------------------------

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108



CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108


ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.




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